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                                                                      EXHIBIT 10

                              AMENDED SCHEDULE TO
                           INDEMNIFICATION AGREEMENT

The Indemnification Agreements between Sunoco, Inc. and the directors and executive officers named below are identical in all material respects.

     Officer               Date of Agreement
     -------               -----------------
Michael H. R. Dingus       January 11, 1999
John G. Drosdick           February 1, 1997
Bruce G. Fischer           January 11, 1999
Deborah M. Fretz           February 1, 1996
Thomas W. Hofmann          February 1, 1996
Joseph P. Krott            July 1, 1998
Michael S. Kuritzkes       May 4, 2000
Joel H. Maness             May 4, 2000
Michael J. McGoldrick      January 11, 1999
Ann C. Mule                February 1, 1996
Paul A. Mulholland         April 3, 2000
Rolf D. Naku               January 11, 1999
Robert W. Owens            February 6, 1997
Charles K. Valutas         January 11, 1999


     Director              Date of Agreement
     --------              -----------------

Raymond E. Cartledge       February 1, 1996
Robert J. Darnall          May 4, 2000
Mary Johnston Evans        February 1, 1996
Thomas P. Gerrity          February 1, 1996
Rosemarie B. Greco         May 7, 1998
James G. Kaiser            February 1, 1996
Robert D. Kennedy          February 1, 1996
Norman S. Matthews         May 12, 1999
R. Anderson Pew            February 1, 1996
G. Jackson Ratcliffe       May 7, 1998
Alexander B. Trowbridge    February 1, 1996



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